SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 24, 2002 (May 24, 2002)


                              NTL INCORPORATED
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             (Exact Name of Registrant as Specified in Charter)


Delaware                                 0-30673                13-4105887
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation)                                             Identification No.)


               110 East 59th Street, New York, New York 10022
            (Address of Principal Executive Offices) (Zip Code)


     Registrant's Telephone Number, including area code: (212) 906-8440


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       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.           OTHER EVENTS

On May 24, 2002, NTL Incorporated, and certain of its subsidiaries, namely, NTL (Delaware) Inc., NTL Communications Corp., Diamond Cable Communications Limited, Diamond Holdings Limited and Communications Cable Funding Corp. filed a disclosure statement and an amended joint reorganization plan with the US Bankruptcy Court in the Southern District of New York.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

99.1 Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated May 24, 2002

            The full text of the Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries is attached to this report as Exhibit 99.1

99.2 Disclosure Statement with Respect to the Amended Joint Reorganization Plan of NTL Incorporated and Certain
            Subsidiaries, dated May 24, 2002

            The full text of the Disclosure Statement with Respect to the Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries is attached to this report as
            Exhibit 99.2



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NTL INCORPORATED
                                      (Registrant)


                                      By: /s/ Richard J. Lubasch
                                          --------------------------
                                          Name:  Richard J. Lubasch
                                          Title: Executive Vice President,
                                                 General Counsel and Counsel


Dated:  May 24, 2002


                               EXHIBIT INDEX

Exhibit

99.1 Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated May 24, 2002

99.2 Disclosure Statement with Respect to the Amended Joint Reorganization Plan of NTL Incorporated and Certain
            Subsidiaries, dated May 24, 2002